UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934

February 20, 2014
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)
915 Disc Drive
Scotts Valley, California 95066
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.
This Form 8-K/A amends the Current Report on Form 8-K filed on February 24, 2014, by Fox Factory Holding Corp. (the “Company”) reporting the promotion of certain executive officers of the Company. The sole purpose of this amendment is to provide a copy of Bill Katherman’s employment agreement with the Company, which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 5.02. Except as set forth herein, the original Form 8-K remains unchanged.
Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Employment Agreement, dated February 20, 2014, by and between Fox Factory Holding Corp. and Bill Katherman.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fox Factory Holding Corp.
Date:	June 17, 2014	By:	/s/ Zvi Glasman
Zvi Glasman
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Exhibit

10.1*	Employment Agreement, dated February 20, 2014, by and between Fox Factory Holding Corp. and Bill Katherman.

* Filed herewith